                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [X] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [ ] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                                XATA CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                                XATA CORPORATION
                          151 EAST CLIFF ROAD, SUITE 10
                              BURNSVILLE, MN 55339
                                 (952) 894-3680


                                                                January 23, 2002

Dear Shareholder:

     You are cordially invited to attend the Company's Annual Meeting of Shareholders to be held at 3:00 p.m., on Tuesday, February 26, 2002, at the Hilton Minneapolis/St. Paul Airport, 3800 East 80th Street, Bloomington, Minnesota.

     This year you are presented with proposals to elect seven (7) directors, adopt the 2002 Long-Term Incentive and Stock Option Plan, amend the Bylaws of the Company, and ratify the appointment of auditors. Following the formal business of the meeting, management and I will report on the affairs of the Company and respond to questions of general interest to shareholders.

     We look forward to greeting personally those of you who are able to be present at the meeting. However, whether or not you plan to attend, it is important that your shares be represented, regardless of the number of shares you hold. Accordingly, you are requested to sign and date the enclosed proxy and mail it in the envelope provided at your earliest convenience.

                                       Very truly yours,



                                       Richard L. Bogen
                                       Chairman

                                XATA CORPORATION
                          151 EAST CLIFF ROAD, SUITE 10
                              BURNSVILLE, MN 55339
                                 (952) 894-3680

                    -----------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 26, 2002

                    -----------------------------------------


To the Shareholders of XATA Corporation:

         The Annual Meeting of Shareholders of XATA Corporation (the "Company") will be held on Tuesday, February 26, 2002, at 3:00 p.m., at the Hilton Minneapolis/St. Paul Airport, 3800 East 80th Street, Bloomington, Minnesota, for the following purposes:

         (1)      To fix the number of directors at seven (7) and to elect seven
                  (7) directors to serve for a one-year term expiring when their successors are elected and qualified at the annual meeting in 2003.

         (2) To act upon a proposal to adopt the 2002 Long-Term Incentive and Stock Option Plan and to reserve 400,000 shares for issuance under the Plan.

         (3)      To act upon a proposal to amend the Bylaws of the Company.

         (4) To act upon a proposal to ratify the appointment of Grant Thornton LLP, as independent auditors of the Company for the fiscal year ending September 30, 2002.

         (5) To transact such other business as may properly come before the meeting or any adjournments thereof.

         We have fixed the close of business on January 18, 2002 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. Our transfer books will not be closed.

         Whether or not you expect to be present personally at the Annual Meeting, please complete, date, sign, and return the accompanying Proxy in the enclosed, self-addressed envelope at your earliest convenience. This will insure your participation in the decisions to be made by the shareholders. We sincerely hope that all shareholders who can attend the Annual Meeting will do so.

                                       By Order of the Board of Directors



January 23, 2002                       William P. Flies
                                       Secretary

                                TABLE OF CONTENTS

GENERAL INFORMATION...............................................................................................1

RECORD DATE AND VOTING............................................................................................1

RECOMMENDATIONS OF THE BOARD OF DIRECTORS.........................................................................2

PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT................................................................2

PROPOSAL 1 - ELECTION OF DIRECTORS................................................................................5

EXECUTIVE COMPENSATION............................................................................................9

AUDIT COMMITTEE REPORT...........................................................................................13

PROPOSAL 2 - ADOPTION OF 2002 LONG-TERM INCENTIVE AND STOCK OPTION PLAN..........................................14

PROPOSAL 3 - AMENDMENTS TO BYLAWS................................................................................20

PROPOSAL 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS.................................................21

PROPOSALS FOR FISCAL 2002 ANNUAL MEETING.........................................................................21



APPENDIX A - 2002 LONG-TERM INCENTIVE AND STOCK OPTION PLAN

APPENDIX B - AMENDMENTS TO BYLAWS

                                XATA CORPORATION
                          151 EAST CLIFF ROAD, SUITE 10
                              BURNSVILLE, MN 55337
                                 (952) 894-3680

                       -----------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD FEBRUARY 26, 2002

                       ----------------------------------

                               GENERAL INFORMATION


         This proxy statement is furnished to shareholders by the Board of Directors of XATA Corporation (the "Company") for solicitation of proxies for use at the Annual Meeting of Shareholders on Tuesday, February 26, 2002, to be held at the Hilton Minneapolis/St. Paul Airport, 3800 East 80th Street, Bloomington, Minnesota, at 3:00 p.m., and at all adjournments thereof. The purposes of the meeting and the matters to be acted upon are set forth in the preceding Notice of Annual Meeting of Shareholders. We are not currently aware of any other matters that will come before the meeting.

         A copy of our report on Form 10-KSB for the fiscal year ended September 30, 2001 is enclosed for your information. It is not a part of the proxy solicitation material. The Report describes the financial condition of the Company as of September 30, 2001.

         We have asked brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to the beneficial owners of our Common Stock and we will reimburse them for their expenses in so doing. To ensure adequate representation at the meeting, our officers, agents and employees may communicate with shareholders, banks, brokerage houses and others by telephone, facsimile, or in person to request that proxies be furnished. We will bear all expenses incurred in connection with this solicitation.

                             RECORD DATE AND VOTING

         We have fixed January 18, 2002, as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting. As of the close of business on the record date, ____________ shares of our Common Stock, par value $.01 per share, were outstanding. Each share is entitled to one vote on each proposal to be presented to the meeting. There is no right of cumulative voting. The presence at the Annual Meeting in person or by proxy of the holders of a majority of the outstanding shares of our Common Stock entitled to vote constitutes a quorum for the transaction of business. All matters listed in the Notice of Annual Meeting require the affirmative vote of a majority of the shares present at the Annual Meeting either in person or by proxy, and entitled to vote on that matter (but in no event less than a majority of a quorum, or 26% of the shares issued and outstanding).

HOW TO VOTE                         By signing and returning the enclosed proxy
                                    card, you will be giving your proxy to our Board of Directors and authorizing them to vote your shares.

HOW YOUR PROXY WILL BE VOTED        Unless revoked, all properly executed
                                    proxies will be voted as specified. Proxies that are signed but that lack any specification will, subject to the following, be voted FOR each nominee and FOR each other proposal described in this proxy statement. If any other matters properly come before the Annual Meeting, or if any of the persons named to serve as directors should decline or be unable to serve, the persons named in the proxy will vote in accordance with their discretion.

HOW TO REVOKE YOUR PROXY            You have the power to revoke your proxy at
                                    any time before the convening of the Annual
                                    Meeting. Revocations of proxy will be
                                    honored if received by us, at the Company, addressed to the attention of John G. Lewis, Chief Financial Officer, on or before February 25, 2002. In addition, on the day of the meeting, prior to the convening thereof, revocations may be delivered to the tellers who will be seated at the door of the meeting room.

ABSTENTIONS                         If you abstain from voting as to any matter,
                                    your shares shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. Abstentions, therefore, as to any proposal will have the same effect as votes against such proposal.

BROKER NON-VOTES                    If a broker turns in a "non-vote" proxy,
                                    indicating a lack of voting instruction by the beneficial holder of the shares and a lack of discretionary authority on the part of the broker to vote on a particular matter, then the shares covered by such non-vote proxy will be considered present at the meeting for purposes of determining a quorum but will not be considered to be represented at the meeting for purposes of calculating the vote required for approval of such matter.


                    RECOMMENDATIONS OF THE BOARD OF DIRECTORS

         OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF EACH NOMINEE FOR DIRECTOR NAMED IN THIS PROXY STATEMENT, FOR ADOPTION OF THE 2002 LONG-TERM INCENTIVE AND STOCK OPTION PLAN, FOR THE AMENDMENTS TO THE BYLAWS, AND FOR RATIFICATION OF THE APPOINTMENT OF GRANT THORNTON LLP AS INDEPENDENT AUDITORS.

               PRINCIPAL SHAREHOLDERS AND OWNERSHIP OF MANAGEMENT

         The following table sets forth as of December 31, 2001 the record and beneficial ownership of Common Stock held by (i) each person who is known by us to be the beneficial owner of more than 5% of our common stock; (ii) each of the current directors (who also comprise all nominees for election as director);
(iii) each Named Executive Officer (as defined in "EXECUTIVE COMPENSATION"); and
(iv) all of our executive officers and directors as a group.

         Securities reported as "beneficially owned" include (a) securities which the named person may exercise voting power or investment power, alone or with others, and (b) the number of shares which the named person has the right to acquire within sixty (60) days after December 31, 2001.

              NAME AND ADDRESS                             NUMBER OF SHARES OWNED          PERCENTAGE
              ----------------                             ----------------------          ----------
              Barry D. Batcheller (1)(2)(5)                                  0                *
              300 Grimes Bridge Road
              Roswell, GA  30075

              Richard L. Bogen (1)(2)                                   22,500 (4)            *
              65159 East Diamond Ridge Court
              Tucson, AZ  85739

              William P. Flies (1)(2)(3)                             1,049,852 (4) (6)       15.2%
              151 East Cliff Road, Suite 10
              Burnsville, MN 55337

              Carl M. Fredericks (1)(2)                                 59,576 (4) (7)        *
              4275 Executive Square
              Suite 350
              La Jolla, CA  92037

              Roger W. Kleppe (1)(2)                                    54,991 (4)            *
              2901 Mead Court
              Burnsville, MN  55337

              Stephen A. Lawrence (1)(2)                                83,691 (4) (9)        1.2%
              3154 North Service Drive
              Red Wing, MN  55066

              Charles R. Stamp, Jr. (1)(2)(5)                                0                *
              300 Grimes Bridge Road
              Roswell, GA  30075

              Thomas N. Flies (3)                                       30,500 (4)            *
              151 East Cliff Road, Suite 10
              Burnsville, MN  55337

              Joel G. Jorgenson (3)                                     41,387 (4)            *
              151 East Cliff Road, Suite 10
              Burnsville, MN  55337

              John G. Lewis (3)                                         10,000 (4)            *
              151 East Cliff Road, Suite 10
              Burnsville, MN  55337

              NAME AND ADDRESS                             NUMBER OF SHARES OWNED          PERCENTAGE
              ----------------                             ----------------------          ----------
              John Deere Special Technologies Group,                 3,531,968               42.6%
              Inc. (8)
              300 Grimes Bridge Road
              Roswell, GA  30075

              All executive officers and current                     1,352,497 (4) (6) (7)   18.9%
              directors as a group (10 persons)

-------------------
 *   indicates ownership of less than 1%.

(1)  Currently a director.

(2)  Nominee for election as director.

(3)  Executive officer.

(4) Includes shares of common stock issuable upon exercise of currently exercisable options and warrants as follows: William P. Flies - 16,667 shares; Stephen A. Lawrence - 56,576 shares; Roger W. Kleppe - 46,576 shares; Carl M. Fredericks - 44,576 shares; Richard L. Bogen - 22,500 shares; Thomas N. Flies - 29,500 shares; Joel G. Jorgenson - 39,667 shares; John G. Lewis - 10,000 shares, and all officers and directors as a group - 266,062 shares.

(5) Messrs. Batcheller and Stamp were appointed to the Board of Directors as representatives of JDSTG concurrently with the initial purchase of common stock by JDSTG. JDSTG has the right to appoint three such representatives to the Board of Directors.

(6) Includes 434,205 shares held in the William P. Flies Revocable Trust UA 11/14/96, 498,980 shares held in the Linda Berg Flies Revocable Trust UA 11/14/96, and 100,000 shares held by William P. Flies and Linda Berg Flies, JT.

(7) Includes 7,000 shares held in The Carl & Christina Fredericks Foundation and 8,000 shares held by Carl M. Fredericks SEP IRA.

(8) Includes 184,968 shares that may be acquired at $3.805 per share, prior to August 1, 2002, by conversion of a promissory note (principal balance of $703,805 as of December 31, 2001), and 1,202,940 shares that may be acquired prior to December 31, 2002 at a price equal to 82% of the market value of the shares during the 30 days preceding JDSTG's election to purchase, pursuant to exercise of an option.

(9) Includes 10% of the 213,151 shares of common stock held by XATA Investment Partners, LLC.

                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

         Our Bylaws provide that the number of directors shall be fixed by resolution of the shareholders or the Board of Directors, but that the maximum number of directors is seven (7). The current number of members of the Board of Directors is seven (7). The directors elected at this Annual Meeting, and at annual meetings thereafter, unless otherwise determined by the Board or the shareholders, will serve a one-year term expiring upon the election of their successors at the next annual meeting. The seven (7) persons designated by the Board of Directors as nominees for election as directors at the Annual Meeting are Barry D. Batcheller, Richard L. Bogen, William P. Flies, Carl M. Fredericks, Roger W. Kleppe, Stephen A. Lawrence, and Charles R. Stamp, Jr. All the nominees are currently members of the Board of Directors of the Company.

         In the event any nominee should be unavailable to stand for election at the time of the Annual Meeting, the proxies may be voted for a substitute nominee selected by the Board of Directors.

         BARRY D. BATCHELLER           Director since September 2000

         Mr. Batcheller is a graduate of North Dakota State University with a Bachelor of Science in Electrical and Electronics Engineering. After graduating from NDSU, Mr. Batcheller co-founded an electronics design and manufacturing company specializing in communications devices. He left this company to join Steiger Tractor in Fargo, North Dakota. While at Steiger he founded Integrated Technical Systems, a wholly owned electronics design and manufacturing subsidiary. He served as its Vice President and General Manager until Tenneco purchased the company, at which time he left to found Phoenix International Corporation. Mr. Batcheller was President and CEO of Phoenix International Corporation, a Fargo, North Dakota based electronic design and manufacturing company, from it's founding until Deere and Company purchased it in 1999. He is currently President of Phoenix International Corporation, a wholly owned subsidiary of Deere and Company, specializing in the design, development, and manufacture of electronic components and systems for original equipment manufacturers (OEM's). Mr. Batcheller was honored as the North Dakota Business Innovator of the Year in 1994, and was selected as the Fargo Chamber of Commerce Small Business Person of the year in 1995. He holds numerous United States Patents on various mobile electronic devices. Mr. Batcheller is 51 years old.

         RICHARD L. BOGEN              Director since March 2000
                                       Chairman since July 2001

         Mr. Bogen has extensive global experience in transportation, supply chain and logistics management, and automotive manufacturing through past positions as the President and CEO of UPS Logistics Group, Inc., an international subsidiary of United Parcel Service (UPS); Senior Vice President and General Manager of UPS Truck Leasing, Inc.; Senior Vice President and COO of Lend Lease, Inc., a subsidiary of National Car Rental; as a senior management consultant with Booz Allen & Hamilton, Inc.; and a partner with Ray & Berndtson, a global executive search firm. Currently, Mr. Bogen is the founding partner of RLB Executive Search and leads search assignments at the CEO, COO, CFO, and other executive management levels. He has served as the Chairman of the Truck Rental and Leasing Association (TRALA), on the executive committee of the American Trucking Association (ATA), as a trustee of the Atlanta Botanical Gardens, on the advisory board of the Georgia Institute of Technology for logistics graduate programs, on the Council of Logistics Management (CLM), and on the Board of Directors for the High Museum in Atlanta. Mr. Bogen currently serves on the Board of Directors for Children's Charities of America and on the Advisory Board for Atlanta based Centricity, Inc. Mr. Bogen was named Chairman of the Board of Directors of XATA Corporation in July 2001. Mr. Bogen holds a Bachelors degree in Business Administration from the University of Minnesota where he has also completed extensive post graduate executive management programs. Mr. Bogen is 65 years old.

         WILLIAM P. FLIES              Director since December 1991

         (Chief Executive Officer, President, and Secretary of the Company)

         Mr. William Flies is the founder, Chief Executive Officer, Secretary, and a principal shareholder of XATA Corporation. Mr. Flies served as Chief Executive Officer of the Company from 1985 until December 1993 and as Chief Technology Officer from 1993 until resuming the CEO duties in September 2000. Mr. Flies founded Datakey, Inc. and served as its Chief Executive Officer from 1978 to 1984 and as its Chairman from 1978 through 1991. While at Datakey, he was granted numerous U.S. and foreign patents in portable data electronics. From 1969 to 1978, he was with Technalysis Corporation, a computer consulting firm, as Vice President of Systems Products and as President of KET, Inc., a subsidiary that produced mainframe memory and peripheral subsystems. Mr. Flies joined Univac in 1964 as a systems engineer after receiving degrees in mathematics, physics, and business administration from Minnesota State University. Mr. Flies is 59 years old.

         CARL M. FREDERICKS            Director since February 1998

         Mr. Fredericks is currently the president of Fredericks & Associates, a regional investment banking firm, founded in 1992 and located in San Diego, California specializing in emerging market companies, both private and public. The firm is active in advisory services, funding activities, and mergers and acquisitions. He is also Chief Executive Officer of CBC Management, LLC, the sole manager of Commercial Bridge Capital, LLC, a private bridge loan fund. From 1992 to 1998, Mr. Fredericks was the Managing Member of Fredericks, Shields & Co., LLC, a firm that was engaged in the same types of business conducted by Fredericks & Associates. From 1990 to 1991, he served as Vice President and Investment Manager at Westinghouse Credit Corporation, Newport Beach, California, where he was responsible for managing its investments in sponsored leverage buyouts and recapitalization of large and middle market companies in the United States. He previously served as a member of the Board of Directors of Bio-Interfaces, Inc. and as an advisor to the Boards of Directors of Triton Group Ltd., SpectraNet International, and Firstworld Communications, Inc. He also is member of the Board of Directors of the Association for Corporate Growth (San Diego Chapter). Mr. Fredericks is currently a trustee of the Marshall M. Fredericks Sculpture Museum at Saginaw Valley State University. Mr. Fredericks holds a Masters degree in Business Administration and Finance from Columbia University, Graduate School of Business Administration, New York City, and a Bachelor of Arts degree in economics from Denison University in Granville, Ohio. Mr. Fredericks is 57 years old.

         ROGER W. KLEPPE               Director since September 1995

         Mr. Kleppe is currently Vice President of Human Resources for Blue Cross and Blue Shield of Minnesota, reporting to the President and Chief Executive Officer. Blue Cross is the State of Minnesota's oldest and largest health insurance company with over 2.1 million members and $4.4 billion in revenue. Mr. Kleppe is also responsible for real estate and facilities at Blue Cross. Mr. Kleppe has been with Blue Cross since March 1994. He previously served on the Blue Cross Board of Trustees and on the corporate member board, each for two years. Prior to March 1994, Mr. Kleppe was Vice President of Human Resources and Administrative Resources for National Business Systems, Inc. Mr. Kleppe has extensive human resources experience and has been involved with many business community organizations, such as the Minnesota Chamber of Commerce. He currently serves on the Board of Directors for Prime Theraputics, Inc., a for-profit Pharmacy Benefit Management company. Mr. Kleppe also serves as President of the Human Resources Executive Council, a professional association of human resource executives from the largest companies in the Twin Cities, and serves as a member of the Board of Advisors for the Executive Development Center, Carlson School of Management at the University of Minnesota. Mr. Kleppe is 51 years old.

         STEPHEN A. LAWRENCE           Director since September 1995

         Mr. Lawrence is currently the Chairman and Chief Executive Officer of LTX, Inc. (f.k.a. Lawrence Transportation Company) which is the parent company of the following multi-product line transportation providers: Lawrence Leasing, Inc.; Wilson Refrigerated Express, Inc.; and Freight Plus, Inc. Prior to assuming his role as Chairman and CEO of LTX, Inc. in 1991, he was the Executive Vice President and General Counsel for Lend Lease Trucks, Inc. (1989-1991) and General Counsel and Chief Operating Officer for Whiteford Systems, Inc. (1986-1989). Mr. Lawrence was the past president of the Truck Rental and Leasing Association and is a member of the Minnesota Bar Association. Mr. Lawrence served as Chairman of the Board of Directors of XATA from November 1997 to July 2001 and served as a member of the Chairman's Council from August 1999 to September 2000. Mr. Lawrence is a graduate of Augustana College and the University of Tennessee Law School. Mr. Lawrence is 58 years old.

         CHARLES R. STAMP, JR.         Director since September 2000

         Mr. Stamp received a Bachelors of Arts Degree from Southeast Missouri State University in 1971 and is a graduate of The University of Missouri School of Law in Columbia, Missouri. He practiced law from 1974 until 1981 and then entered the agribusiness field. In July 2001 Mr. Stamp was named President, Worldwide Agricultural Division - Global AgServices of Deere and Company. Prior to this he served as President of John Deere Special Technologies Group, Inc. ("JDSTG"). He is the immediate past President/CEO and co-founder of InterAg Technologies, Inc., a privately held Atlanta based agricultural electronics manufacturing and computer software company which was acquired by Deere and Company in 1999 to form the basis of JDSTG. Mr. Stamp entered the agribusiness industry in 1981 as President/CEO of Meyer Agri-Products, Inc., a company that later became a division of Butler Manufacturing Company of Kansas City, Missouri where he served as a division Vice President. Mr. Stamp is 52 years old.



DIRECTOR COMPENSATION

         Non-employee directors receive $5,000 annually, and the Chairman receives an additional $3,000 annually, to serve on the Board of Directors.

         In addition, pursuant to the Company's 1991 Long-Term Incentive and Stock Option Plan (the "1991 Plan"), each non-employee director, following first election or re-election to the Board, received on a quarterly basis a five-year non-qualified option to purchase 1,250 shares of Common Stock (i.e. 5,000 shares annually) pursuant to a non-discretionary automatic grant under the 1991 Plan. Each current non-employee director (except Messrs. Batcheller and Stamp, the JDSTG Board representatives), received a grant of options for 1,250 shares on October 12, 2000, January 12, 2001, and April 10, 2001. The 1991 Plan expired in June 2001. If the 2002 Long-Term Incentive and Stock Option Plan (the "2002 Plan") is approved by the shareholders, each re-elected director will receive a 5,000 share, 5 year option, exercisable at the market value of the Common Stock as of the date of re-election. The 2002 Plan provides for one annual 5,000 share option grant, rather than four 1,250 quarterly option grants.

         At the Annual Meeting of Shareholders in 2001, the shareholders ratified the adoption by the Board of Directors of the 2001 Interim Incentive and Stock Option Plan, to continue the availability of options to employees, directors, and other eligible persons under the terms of the 2001 Plan, pending adoption of a permanent replacement plan. The terms of the 2001 Plan are essentially identical to those of the 1991 Plan, except the provision which stated that directors were eligible solely for automatic non-discretionary grants was removed, thus permitting directors to receive discretionary grants in lieu of or in addition to automatic grants. Each current non-employee director (except Messrs. Batcheller and Stamp, the JDSTG board representatives) received a grant of options for 1,250 shares on July 10, 2001 and 1,250 shares on October 10, 2001 pursuant to the 2001 Plan, and a discretionary grant of options for 10,000 shares on March 9, 2001. The 2001 Plan will be terminated by the Board upon shareholder approval of the 2002 Long-Term Incentive and Stock Option Plan. Termination of the 2001 Plan will not prejudice any options that have been granted thereunder, but will terminate the ability of the Board of Directors to grant any additional options or awards under the 2001 Plan.

         All non-employee directors waived participation in non-discretionary, automatic option grants under the 1991 Plan on and after the date of adoption of the Interim Plan, to avoid duplicative automatic option grants, and Messrs. Batcheller and Stamp (the JDSTG Board representatives) have waived all participation in automatic option grants under both the 1991 Plan and the Interim Plan. Under the Interim Plan and the 2002 Plan, non-employee directors are eligible for discretionary option grants and other awards in addition to non-discretionary, automatic quarterly option grants.

         Each director is reimbursed by the Company for his actual out-of-pocket expenses for telephone, travel, and miscellaneous items incurred on behalf of the Company.

         In fiscal 2000, Stephen A. Lawrence, who served as Chairman of the Board of Directors of the Company from November 18, 1997 to July 3, 2001, received additional compensation for his role as a member of the Chairman's Council. See "Certain Transactions." In addition, during fiscal 2001, Mr. Lawrence was issued a five-year warrant to purchase 10,000 shares of Common Stock of the Company exercisable at $3.69 per share in consideration of his past service as Chairman. LTX, Inc. and Stephen A. Lawrence also received compensation during the period October 2000 and September 2001, for leasing services in connection with a truck lease, in the amount of $3,277 and $1,349, respectively.

         In November 2000, the Company entered into an agreement with Richard L. Bogen, currently Chairman of the Board of Directors, to conduct a search for candidates to fill the position of Chief Financial Officer for the Company. Under the agreement, the Company paid Mr. Bogen a fee of $52,800.



BOARD MEETINGS AND COMMITTEES

         During the year ended September 30, 2001, the Board of Directors met five times and otherwise conducted business by unanimous written action. Committees of the Board met immediately prior to and/or after meetings of the Board of Directors. No director attended fewer than 80% of the meetings of the Board of Directors or fewer than 80% of the meetings of the Board committees on which he served.

         The Board of Directors has established an Audit Committee and a Compensation Committee. During the fiscal year ended September 30, 2001, each committee was comprised of all non-employee members, as follows:


         Audit Committee                                Compensation Committee
         ---------------                                ----------------------
         Carl M. Fredericks*                            Richard L. Bogen
         Stephen A. Lawrence                            Roger W. Kleppe*
         Barry D. Batcheller                            Charles R. Stamp, Jr.

         *Chairman


         The purpose of the Audit Committee is to (1) annually select a firm of independent public accountants as auditors of the books, records and accounts of the Company; (2) review the scope of audits made by the independent public accountants; and (3) receive and review the audit reports submitted by the independent public accountants and take such action in respect of such reports as the Audit Committee may deem appropriate to assure that the interests of the Company are adequately protected. See "Audit Committee Report."

         The purpose of the Compensation Committee is to annually review and approve management's overall compensation plan for the Company's employees, excluding officers. The Committee also approves all incentive plans and sets officer annual salaries and incentives, including cash and non-cash remuneration. The Compensation Committee also determines stock options and awards, which may be included in the compensation set forth for each individual.

                             EXECUTIVE COMPENSATION

EXECUTIVE OFFICERS

         Our current executive officers are as follows:

         Name                                          Age         Position
         ----                                          ---         --------
         William P. Flies                              59          Chief Executive Officer, President,
                                                                   Secretary and Director
         Thomas N. Flies                               32          Vice President - Business Partners
         Joel G. Jorgenson                             33          Vice President - Fleet Operations
         John G. Lewis                                 36          Chief Operating Officer and
                                                                   Chief Financial Officer


EXECUTIVE COMPENSATION

         The following table sets forth information about all compensation (cash and non-cash) awarded to, earned by, or paid to our chief executive officer, each executive officer with compensation in excess of $100,000, pursuant to a plan or contract or otherwise during fiscal years ended September 30, 2001, 2000 and 1999.

                           SUMMARY COMPENSATION TABLE

                                              Annual Compensation                             Long-Term Compensation
                               -------------------------------------------------   -------------------------------------------
                                                                    Other Annual    Restricted                      All Other
Name & Principal Position      Year     Salary ($)   Bonus ($)(1)   Compensation   Stock Awards     Options #     Compensation
-------------------------      ----     ----------   ---------      ------------   ------------     ---------     ------------
Thomas N. Flies                2001      130,000         472            -0-             -0-           10,000           -0-
Vice President - Business      2000      100,000        16,173          -0-             -0-            -0-             -0-
Partners                       1999       67,617        6,000           -0-             -0-           31,667           -0-

William P. Flies               2001      180,000         472            -0-             -0-            -0-             -0-
President, Chief Executive     2000      150,000        41,173          -0-             -0-           50,000           -0-
Officer and Secretary          1999      141,993         -0-            -0-             -0-            -0-             -0-

Joel G. Jorgenson              2001      150,000        20,472          -0-             -0-           10,000           -0-
Vice President - Fleet         2000      124,990        43,485          -0-             -0-            -0-             -0-
Operations                     1999       95,000        61,736          -0-             -0-           38,334           -0-

John G. Lewis (2)              2001      110,769         -0-            -0-             -0-           40,000           -0-
Chief Financial Officer        2000        -0-           -0-            -0-             -0-            -0-             -0-
                               1999        -0-           -0-            -0-             -0-            -0-             -0-

-------------------

(1)  Represents formula-based incentive compensation.

(2) Mr. Lewis joined the Company on January 15, 2001 as Chief Financial Officer. He was named Chief Operating Officer (in addition to Chief Financial Officer) effective December 11, 2001.


         The Company has employment agreements with Thomas N. Flies, William P. Flies, Joel G. Jorgenson and John G. Lewis. Each of these agreements provides for a minimum base salary, and an annual incentive bonus based on revenue, profitability and other objectives. Each contract is for a period of one year, renewable at the beginning of each fiscal year. Base salaries for each individual for fiscal 2002 are as follows:

              Thomas N. Flies           $136,000
              William P. Flies          $200,000
              Joel G. Jorgenson         $157,000
              John G. Lewis             $168,000


         Each of these agreements also contains provisions that prohibit the Company from materially altering positions, duties, benefit plans or incentive plans. Under the agreements, each respective executive is entitled to one year of salary continuation, in addition to certain other benefits, in the event the Company terminates the executive's employment without cause or if the employee terminates employment with good cause attributable to the Company. Each agreement restricts the executive from competing with the Company during and for a period of one year beyond employment with the Company, and restricts the executive from disclosing certain confidential information.

         The Board of Directors retains the authority to provide discretionary bonuses to managers and employees. Executive officers, as well as other employees and non-employee directors, are also eligible for various stock based awards, including options, under the Company's 2001 Interim Incentive and Stock Option Plan and (if approved by the shareholders) the Company's 2002 Long Term Incentive and Stock Option Plan.

SUMMARY OF OPTION GRANTS

         The following table contains information concerning the grant of stock options to Named Executive Officers during fiscal 2001.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                Number of
                                Securities          Percent of total
                                Underlying        options/SARs granted
                               Options/SARs         to employees in        Exercise or base
Name                           Granted (#)            fiscal year            price ($/Sh)          Expiration Date
-------------------------- --------------------- ----------------------- ---------------------- ------------------
Thomas N. Flies                   10,000                   4%                  $3.30 (1)              12/21/05
Joel G. Jorgenson                 10,000                   4%                    $3.00                12/21/05
John G. Lewis                     30,000                  12%                    $3.25                 1/15/06
John G. Lewis                     10,000                   4%                    $3.52                 7/16/06

-----------------

(1)  Stock option grant price equals 110% of market price on day of grant.


       AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUE TABLE

                                                       Number of Securities
                                                      Underlying Unexercised      Value of Unexercised In-the-Money
                            Option Exercises            Options at FY End               Options at FY End (1)
                        ------------------------- ------------------------------- -----------------------------------
                           Shares
                        Acquired on     Value
Name                      Exercise     Realized   Exercisable    Unexercisable     Exercisable      Unexercisable
----------------------- ------------- ----------- ------------- ----------------- -------------- --------------------
Thomas N. Flies            1,000        $1,470       26,167          20,000          $2,177            $1,000
William P. Flies            -0-          -0-         16,667          33,333            -0-               -0-
Joel G. Jorgenson           -0-          -0-         34,667          21,667          15,531             7,990
John G. Lewis               -0-          -0-          -0-            40,000            -0-              4,500

---------------

(1) The amounts set forth represent the difference between the closing price of the Common Stock as quoted on the Nasdaq SmallCap Market on September 30, 2001 and the exercise price of the options, multiplied by the applicable number of shares underlying the options.


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

          Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Company's Common Stock, to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission (the "SEC"). Executive officers, directors and greater than ten percent (10%) beneficial owners are required by the SEC to furnish the Company with copies of all Section 16(a) forms they file.

          Based upon a review of the copies of such forms furnished to the Company, the Company believes that during the fiscal year ended September 30, 2001, its executive officers, directors and greater than 10% beneficial owners complied with all Section 16(a) filing requirements applicable to them.

INDEMNIFICATION OF DIRECTORS AND OFFICERS

          Under Section 302A.521, Minnesota Statutes, the Company is required to indemnify its directors, officers, employees, and agents against liability under certain circumstances, including liability under the Securities Act of 1933, as amended (the "Act"). Article V of the Company's Bylaws contain substantially similar provisions and, in addition, specifically authorize adoption of agreements for indemnification to the extent permitted by statute and purchase of insurance to meet the Company's indemnification obligation. The general effect of such provisions is to relieve the directors and officers of the Company from personal liability that may be imposed for certain acts performed in their capacity as directors or officers of the Company, except where such persons have not acted in good faith.

          As permitted under Minnesota Statutes, the Articles of Incorporation of the Company provide that directors shall have no personal liability to the Company or to its shareholders for monetary damages arising from breach of the director's duty of care in the affairs of the Company. Minnesota Statutes do not permit elimination of liability for breach of a director's duty of loyalty to the Company or with respect to certain enumerated matters, including payment of illegal dividends, acts not in good faith, and acts resulting in improper personal benefit to the director.

CERTAIN TRANSACTIONS

          In May 1999, the Company issued a total of 46,667 shares of Series A Convertible Preferred Stock, 40,000 shares of which were purchased by XATA Investment Partners, LP ("XIP"), a Minnesota limited partnership owned in part by Stephen A. Lawrence. The Preferred Stock carried an 8% annual dividend, payable quarterly, and was convertible at any time to Common Stock at $1.50 per share. In August 2000, all of the Preferred Stock was converted to Common Stock.

          On August 31, 2000, JDSTG purchased 630,000 shares of common stock from the Company and 200,000 shares of common stock from XIP, each at $3.805 per share. On July 5, 2001, JDSTG purchased an additional 1,314,060 shares of common stock from the Company at $3.805 per share. JDSTG may acquire additional shares at the same price until August 1, 2002 by conversion of a promissory note (in the principal amount of $703,805 as of December 31, 2001). Repayment of this note is secured by a security interest in the Company's accounts receivable, inventories and intellectual property rights to its XataNet products. In addition, until December 31, 2002, JDSTG may acquire up to 1,202,940 shares at a price equal to 82% of the market value of the shares during the 30 days preceding JDSTG's election to purchase. Messrs. Stamp and Batcheller were elected to the Board of Directors in connection with JDSTG's initial investment and serve as representatives of JDSTG.

         LTX, Inc., of which Stephen A. Lawrence is a principal shareholder, director and chief executive officer, received a consulting fee in the amount of $5,000 per month from September 1999 through September 2000 in consideration for Mr. Lawrence's service as a member of the Chairman's Council. In addition, during fiscal 2001, Stephen A. Lawrence was issued a five-year warrant to purchase 10,000 shares of Common Stock of the Company exercisable at $3.69 per share in consideration of his service as Chairman of the Board of Directors from November 1997 to July 2001. LTX, Inc. and Stephen A. Lawrence also received compensation during October 2000 through September 2001 for truck leasing services in the amounts of $3,277 and $1,349, respectively.

         In November 2000, the Company entered into an agreement with Richard L. Bogen, currently Chairman of the Board of Directors, to conduct a search for candidates to fill the position of Chief Financial Officer for the Company. Under the agreement, the Company paid Mr. Bogen a fee of $52,800.

                             AUDIT COMMITTEE REPORT

         The Audit Committee of our Board of Directors is comprised of three directors (all of whom are "independent" under the listing standards of The Nasdaq Stock Market) and operates under a written charter adopted by the Board. During the fiscal year ended September 30, 2001, the members of the Committee were Carl M. Fredericks (Chair), Stephen A. Lawrence, and Roger W. Kleppe. The Committee recommends to the Board of Directors, subject to shareholder ratification, the selection of the Company's independent accountants. Management is responsible for the Company's internal controls and the financial reporting process. The independent accountants are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes. In this context, the Committee has met and held discussions with management and the independent accountants.

         The Committee has received from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence, consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and has discussed with the auditors any relationships that may impact their objectivity and independence, and has satisfied itself as to the auditors' independence.

         The Committee has discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Committee has also reviewed with the independent auditors their audit plans, audit scope, and identification of audit risks.

         In addition, the Committee has discussed and reviewed with the independent auditors all communications required by generally accepted accounting standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

         Based upon the Committee's discussion with management and the independent accountants, the Committee's review of the representation of management, and the report of the independent accountants to the Committee, the Committee recommended that the Board of Directors include the audited financial statements in the Company's Annual Report on Form 10-KSB filed with the Securities and Exchange Commission for the year ended September 30, 2001.

         Members of the Audit Committee:

                  Carl M. Fredericks
                  Stephen A. Lawrence
                  Roger W. Kleppe

                                   PROPOSAL 2

           ADOPTION OF 2002 LONG-TERM INCENTIVE AND STOCK OPTION PLAN

GENERAL INFORMATION

         The Board of Directors believes the Company's policy of encouraging stock ownership by certain of its employees and members of the Board of Directors, through the granting of restricted stock awards, stock options and other sorts of stock-based compensation, has been and will be a significant factor in its growth and success by enhancing the Company's ability to retain and attract qualified employees and directors. The Company's 1991 Long-Term Incentive and Stock Option Plan (the "1991 Plan") was the primary vehicle for implementation of this policy. The 1991 Plan expired, in accordance with its terms, on June 3, 2001. Expiration of the 1991 Plan did not affect options previously issued and outstanding; however, no additional options or awards can be granted under the 1991 Plan.

         Prior to the Annual Meeting of Shareholders in 2001 (the "2001 Meeting"), the Board adopted and recommended to the shareholders adoption of the 2001 Interim Incentive and Stock Option Plan (the "Interim Plan"). The Interim Plan is substantially identical to the 1991 Plan and covers 190,000 shares of Common Stock. The Interim Plan was approved by the shareholders at the 2001 Meeting and will remain in effect until the earlier of December 31, 2002 or the date of termination of the Interim Plan by the Board of Directors.

         In 2001, the Board of Directors of the Company undertook a review of the Company's employee compensation policies, including compensation of management, and adopted the 2002 Long-Term Incentive and Stock Option Plan (the "2002 Plan") in accordance with the results of that review. The number of shares of Common Stock reserved for issuance under the 2002 Plan is 400,000 ($1,688,000 market value as of December 31, 2001), which, in the judgment of the Board, is the minimum number required for effective utilization of the Plan in the near term. The Board of Directors intends to terminate the Interim Plan upon shareholder approval of the 2002 Plan.

ADMINISTRATION

         Except as discussed below, with respect to non-employee directors, the 2002 Plan is administered by a committee (the "Committee") of the Board. Until determined otherwise by the Board of Directors, the Committee will be comprised of the entire Board of Directors. The Committee has the authority: (i) to establish rules for the administration of the 2002 Plan; (ii) to select the participants in the 2002 Plan; (iii) to determine the types of grants and awards and the number of shares covered; (iv) to set the terms and conditions of such grants and awards; and (v) to determine under what circumstances grants and awards may be canceled or suspended. Determination and interpretations with respect to the 2002 Plan are in the sole discretion of the Committee, whose determination and interpretations are binding on all interested parties.

         The 2002 Plan provides for automatic grant of options to non-employee members of the Board of Directors upon initial election to the Board (an "Initial Option") and annually thereafter, upon re-election to the Board (an "Annual Option"), each in the amount of 5,000 shares, granted annually, immediately following election or re-election, as applicable (as to each, an "Option"). All Initial Options, Annual Options and Options are "non-qualified" options that do not meet the requirements of Section 422 of the Code. This aspect of the 2002 Plan is administered by the President and Chief Financial Officer, but the administrators have no authority to select recipients, select the date of grant of options, the number of option shares, or the exercise price, or to otherwise prescribe the particular form or conditions of any option granted. Each Initial Option, Annual Option and Option is exercisable at a price per share equal to the fair market value of the Common Stock as of the date of grant. Options are immediately exercisable and remain exercisable for a period of five (5) years from the date of grant. Under the 2002 Plan, non-employee Directors are also eligible for discretionary option grants and other awards in addition to automatic grants.

TYPES OF AWARDS

         Options granted under the 2002 Plan may be either "incentive" options intended to qualify for favorable tax treatment under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or non-qualified options. Awards granted under the 2002 Plan may be stock appreciation rights ("SARs"), restricted stock or performance awards, as defined in the 2002 Plan. Incentive stock options may be granted to any full or part-time employee of the Company or any of its present and future subsidiary corporations. Options which do not qualify as incentive stock options, as well as SARs, restricted stock or performance awards under the 2002 Plan may be granted to both employees and non-employees who provide services to the Company (including consultants and members of the Board of Directors). As of January 15, 2002, approximately 70 persons are eligible to participate in the 2002 Plan.

         Under the terms of the 2002 Plan, incentive stock options may not exceed ten years in duration and must be granted at a price not less than 100% of the fair market value of the Company's stock on the day the option is granted, except that incentive stock options granted to persons owing 10% or more of the Company's stock must be granted at an option price which is at least 110% of fair market value and may not exceed five years in duration. Further, the aggregate fair market value (determined as of the time the option is granted) of stock covered by all incentive stock options which are first exercisable by an individual in any year may not exceed $100,000. The term of options granted under the 2002 Plan which do not qualify as incentive stock options may not exceed more than 15 years from the date of granting of such option. The price for options and awards which do not qualify as incentive stock options may be more or less than the fair market value of the Common Stock on the date of grant or award. The Committee may grant options that are exercisable in full at any time or from time to time or in installments or upon the occurrence of specified events. Incentive stock options may not be transferred by the optionee except by will or the laws of descent and distribution. The agreements relating to options will contain restrictions on when an optionee may exercise options following termination of employment with the Company or a subsidiary.

         Under the 2002 Plan, the Committee may also grant SARs which shall confer on the holder a right to receive, upon exercise, the excess of (i) the fair market value of each share subject to the SAR on the date of exercise over
(ii) the grant price of the right as specified by the Committee, which shall not be less than the fair market value of a share of Common Stock on the date of grant of the SAR (or, if the Committee so determines, in the case of any SAR granted in substitution for another award, on the date of grant of such other award). Subject to the terms of the 2002 Plan and any applicable award agreement, the grant price, term, methods of exercise, methods of settlement, and any other terms and conditions of any SAR shall be as determined by the Committee. The Committee may impose such conditions or restrictions on the exercise of any SAR as it may deem appropriate.

         The Committee is also authorized to grant awards of restricted stock. Each restricted stock award granted under the 2002 Plan shall be for a number of shares determined by the Committee. The Committee, in its discretion, may establish performance, continued employment, vesting, or other conditions that must be satisfied in order for the restrictions to lapse. The Committee, in its discretion, may waive any restriction applicable to all or any portion of the shares subject to an outstanding restricted stock award.

         The Committee is authorized to grant such other stock-based awards (including performance awards) that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, shares of Common Stock (including, without limitation, securities convertible into such shares), as are deemed by the Committee to be consistent with the purposes of the 2002 Plan. Performance awards provide the holder with rights valued as determined by the Committee and payable to, or exercisable by, the holder, in whole or in part, upon achievement of such performance goals during such performance periods as the Committee may establish. Subject to the terms of the 2002 Plan and any applicable award agreement, the Committee, in its discretion, may determine the terms and conditions of other stock-based awards.

TRANSFERABILITY OF STOCK

         The resale of shares acquired upon receipt or exercise of options or awards is generally not restricted by the terms of the 2002 Plan. However, resales will be restricted under the Securities Act of 1933, as amended (the "1933 Act") unless the shares are registered under the 1933 Act or the transaction is exempt from registration. The Company intends to register the shares under the 1933 Act.

FEDERAL INCOME TAX MATTERS

         The following is a general summary of the Company's understanding of the federal income tax consequences of the 2002 Plan.

         Incentive Stock Options. Options under the 2002 Plan granted to employees may be "incentive stock options" within the meaning of Section 422 of the Code. In order to qualify as an incentive stock option, an option must meet certain conditions specified in the Code. The Company believes that under currently applicable provisions of the Code, if shares of Common Stock are acquired pursuant to the exercise of incentive stock options, then:

          o At the time of exercise of the option, no income will be realized by the optionholder for purposes of the regular income tax. However, for purposes of the alternative minimum tax (the "AMT"), the option will be treated as an option that does not qualify as an incentive stock option. Accordingly, for purposes of the AMT, the optionholder will recognize ordinary income in the amount by which the fair market value of the Common Stock at the time of exercise exceeds the option price. Furthermore, the recognition of such AMT income may not alter the amount of income to be recognized for purposes of the regular income tax at the time the Common Stock acquired upon exercise of an incentive stock option is sold or otherwise disposed of. As a result, an optionholder who has a substantial amount of AMT income upon exercise of an option in relation to his or her taxable income from wages and other sources, may be subject to the AMT in the year the option is exercised. Each optionholder should consult his or her own tax counsel regarding the effect of the AMT and the desirability of selling or otherwise disposing of shares of Common Stock acquired pursuant to the exercise of an incentive stock option in the same calendar year in which such shares were acquired to avoid having the AMT apply in the year the option is exercised and the regular tax apply in the year the Common Stock acquired thereby is sold or otherwise disposed of. Each optionholder should also consult with his or her own tax counsel regarding the benefit which may be available from the tax credit for a prior year's AMT liability provided for in Section 53 of the Code.

          o If Common Stock is sold or otherwise disposed of more than two years from the date an option was granted to the optionholder and more than one year after the transfer of any shares of Common

               Stock to such optionholder upon the exercise of such option, then the difference between the option price paid for the shares and the sale price will result in long-term capital gain or loss to the optionholder if, as usually is the case, the Common Stock is a capital asset in the hands of the optionholder, and no deduction will be allowed to the Company for federal income tax purposes in connection with the grant or exercise of such option.

          o If Common Stock is sold or otherwise disposed of before the holding period described above is satisfied, then the optionholder will recognize ordinary income at the time of the disposition in an amount equal to the lesser of (a) the difference between the option price and the fair market value of the shares at the time the option is exercised, and (b) the difference between the option price and the amount realized upon the disposition of the shares. Such optionholder will recognize short-term or long-term capital gain to the extent of any excess of the amount realized upon the disposition of the shares over the fair market value of the shares upon exercise of the option, and the Company will be allowed a tax deduction at the time and in the amount of the ordinary income recognized by the optionholder if and to the extent such amount satisfies the general rules concerning deductibility of compensation. The Company may also be required to withhold income tax upon the amount of ordinary income recognized by the optionholder.

         An acceleration of the exercisability of options upon a "change of control" of the Company as provided in certain option agreements may result in more than $100,000 of incentive stock options becoming exercisable for the first time during a single calendar year. In that event, all or some of the incentive stock options in question would become non-qualified (non-incentive) stock options.

         Other Options. Some options granted under the 2002 Plan are not intended to qualify as incentive stock options under Section 422 of the Code. The Company believes that under currently applicable provisions of the Code:

          o The non-incentive stock options do not have a "readily ascertainable fair market value" within the meaning of Section 83 of the Code and the regulations issued thereunder. Accordingly, at the time an option is granted, the optionholder will not recognize any taxable income. Upon the exercise of the option, the optionholder will recognize ordinary income in the amount by which the fair market value of the Common Stock at such time exceeds the option price.

          o The Company will be allowed an income tax deduction in the amount that, and for its taxable year in which, the optionholder recognizes ordinary income, to the extent such amount satisfies the general rules concerning deductibility of compensation. The Company will be required to withhold or otherwise collect income tax upon such amount as required under Sections 83 and 3402 of the Code.

          o The optionholder's original tax basis in the shares received will be equal to the sum of the option exercise price for the shares plus the amount the optionholder is required to recognize as income as a result of the exercise of the option.

          o When an optionholder sells shares acquired by the exercise of such a non-incentive option, the difference between the amount received and the adjusted tax basis of the shares will be gain or loss.

          o An optionholder's holding period for shares acquired by exercising such an option, for purposes of determining whether any capital gain or loss on their subsequent sale is long-term or short-term, shall begin at the time of the exercise of the option.

         Restricted Stock Awards. The tax consequences of the grant and vesting of restricted stock awards are also generally governed by Section 83 of the Code. Common Stock of the Company issued pursuant to a restricted stock award is intended to be non-vested property within the meaning of Section 83 and the regulations promulgated thereunder. The Company believes that Common Stock issued to its employees pursuant to a restricted stock award is subject to a substantial risk of forfeiture as required by the Code and the regulations for treatment as non-vested property.

         Except as noted below, no income will be realized by a grantee, and the Company will not be entitled to any deduction, with respect to an award of restricted stock until the transfer prohibitions on the award have lapsed. At that time, the employee will be deemed to have received compensation taxable as ordinary income and the Company will be entitled to a corresponding deduction equal to the sum of any cash received, plus the fair market value on the day such prohibitions lapse with respect to the shares. The employee's tax basis for any shares received will be the fair market value on the day such prohibitions lapse. An employee who receives an award of restrictive stock may irrevocably elect under Section 83(b) of the Internal Revenue Code to report ordinary income in an amount equal to the fair market value of the stock on the date of grant. If such an election is made, no income would be recognized at the time the restrictions lapse and the tax basis for such shares (for purposes of determining the amount of any gain or loss realized on the subsequent sale of such shares) would be the fair market value on the date of grant of the stock. However, under current regulations of the Internal Revenue Service, if an employee makes such an election and subsequently all or part of the shares are forfeited under the terms and conditions set by the Committee at the date of grant, the employee will not be entitled to a deduction.

         If a Section 83(b) election is not made, appreciation in the value of the Common Stock during the period of time the Common Stock is subject to restrictions under the terms of the restricted stock award will be recognized as ordinary income when those restrictions lapse. If the election is made, appreciation in the value of the Common Stock during the period of time they are subject to restrictions will generally be recognized as capital gain only when the restrictions lapse and the Common Stock is sold or otherwise disposed of by the grantee.

         At the end of the restricted period, the grantee of a restricted stock award generally will be able to sell, exchange or otherwise dispose of the Common Stock issued to such grantee, subject to restrictions on transfer of unregistered securities under the Securities Act of 1933 and applicable state securities laws. The holding period for shares acquired pursuant to a restricted stock award, for purposes of determining whether any capital gain or loss on their subsequent sale is long-term or short-term, shall begin when the grantee recognizes ordinary income.

         Subject to the general rules concerning deductibility of compensation, the Company will be allowed an income tax deduction in the amount that, and for its taxable year in which, the grantee recognizes ordinary income pursuant to a restricted stock award, but only if the Company withholds income tax upon such amount as required under Section 3402 of the Code. Dividends received by the grantee before the end of the restricted period will be taxed as ordinary income to the grantee and will also be deductible by the Company subject to the foregoing general rules concerning compensation.

         Stock Appreciation Rights. The tax consequences of the grant of an SAR are also generally governed by Section 83 of the Code. At the time an SAR is granted, the holder of the SAR will not recognize any taxable income. At the time of exercise of an SAR, the holder will recognize ordinary income equal to the cash or the fair market value of the shares of Common Stock received at such time. The holder of the SAR will have a basis in any shares received equal to the fair market value thereof at the time the holder recognizes ordinary income as a result of exercising the SAR, and any additional gain recognized on a subsequent sale or exchange of the shares will not be compensation income but will qualify as a capital gain, if, as usually is the case, the shares are a capital asset in the hands of the holder. The holding period for shares acquired by exercising an SAR, for purposes of determining whether any capital gain or loss on their subsequent sale is long-term and short-term, shall begin at the time of the exercise of the SAR.

         At the time of exercise of an SAR, the holder will report as ordinary income the amount of cash received and the fair market value of any common stock that is issued. The Company will be entitled to take a deduction for such amount at the time of actual payment. A recipient of a performance award will not recognize any taxable income at the time of grant. When the award is paid, in cash or in common stock, the grantee will recognize ordinary compensation income in an amount equal to the cash and the fair market value of the common stock received (which fair market value will be the employee's tax basis for the shares) and the Company will generally be entitled to a deduction for such amount.

         Subject to the general rules concerning deductibility of compensation, the Company will be allowed an income tax deduction in the amount that, and for its taxable year in which, the holder of an SAR recognizes ordinary income upon the exercise of an SAR, but only if the Company withholds income tax upon such amount as required under Section 3402 of the Code.

         Performance Awards. The tax consequences of the grant and any payment with respect to a performance award are also governed by Section 83 of the Code. At the time a performance award is granted, the recipient will not recognize any taxable income. At the time a performance award matures, the holder will recognize ordinary income equal to the cash or fair market value of the shares of Common Stock received at such time, unless the holder is a person subject to
Section 16(b) of the 1934 Act. The holder will have a basis in any shares received equal to the fair market value thereof at the time the holder recognizes ordinary income as a result of the maturity of a performance award, and any additional gain recognized on a subsequent sale or exchange of the shares will not be compensation income but will qualify as a capital gain if, as usually is the case, the Common Stock is a capital asset in the hands of the holder. The holding period for shares acquired upon maturity of a performance award, for purposes of determining whether any capital gain or loss on their subsequent sale is long-term or short-term, shall begin upon the maturity thereof.

         Subject to the general rules concerning deductibility of compensation, the Company will be allowed an income tax deduction in the amount that, and for its taxable year in which, the holder recognizes ordinary income upon the maturity of a performance award, but only if the Company withholds income tax upon such amount as required under Section 3402 of the Code.

         Other Stock-Based Awards. The 2002 Plan also authorizes other stock-based awards, the terms of which are not specified. The federal income tax consequences to both recipients and the Company from the grant and exercise of such other stock-based awards will depend on the terms thereof.

         Change of Control. Payments or other benefits resulting from awards, including acceleration of the exercisability of options granted under the 2002 Plan as a result of "change of control" provisions in award agreements, may be compensatory payments which are contingent on a change of control and when made to certain defined individuals (such as the Company's executive officers) may be deemed to be "parachute payments" within the meaning of Section 2806 of the

Code. Section 2806 of the Code provides that if "parachute payments" to an individual equal or exceed three times such individual's "base amount" (average annual compensation over the five taxable years preceding the taxable year in which the change of control occurs), the excess of such "parachute payments" over such individual's "base amount" will (a) not be deductible by the Company and (b) be subject to an excise tax payable by the individual. Each holder of an award should consult his or her own tax advisor regarding his or her tax liability upon a change of control of the Company.

PLAN BENEFITS

         Grants of options and awards under the 2002 Plan are discretionary. Accordingly, it is not possible for us to identify the recipients or specify the amounts to be received by any recipient. In general, the Board of Directors, as the Committee administering the 2002 Plan, will seek recommendations from management (as to non-executive employees) and from the Compensation Committee of the Board (as to executive employees) concerning the recipients of grants and awards, the appropriate amounts and types of awards, and the terms of exercise. Grants and awards may be made annually, or more frequently in the case of new hires, promotions, or other special circumstances. In general, the Committee's compensation policy includes stock incentives for executive management as a significant component of total compensation. See "Election of Directors - Director Compensation" for information about option grants to Directors.

         A copy of the 2002 Plan is attached to this Proxy Statement as Appendix A.


                                   PROPOSAL 3

                              AMENDMENTS TO BYLAWS

         The current Bylaws of the Company are those of its predecessor, Northwest Acquisitions, Inc., which merged with the Company in 1989. The Board of Directors has adopted amendments to certain provisions of the Bylaws, subject to approval of the shareholders at the annual meeting, to better address the Company's current structure and operations and to reflect changes in Minnesota law since the adoption of the Bylaws.

         Although some of the proposed changes may deter attempts to change management of the Company (see especially Sections 2.3 and 2.11, below), such changes are not being proposed for that purpose or in response to any perceived efforts by any person to acquire or change control of the Company.

         The text of each section being amended, and the text of each amended, replacement, or supplemental provision adopted by the Board, is set forth in Appendix B to this Proxy Statement. Each of the proposed changes is discussed below.

PROPOSED AMENDMENTS

         Special Meetings. Section 2.3 has been revised to increase from 10% to 25%, the percentage ownership required to call a special meeting to consider an acquisition. This change conforms the Bylaws to Minnesota law, which was amended subsequent to adoption of the Bylaws.

         Record Date. Section 2.5 has been restated to provide time periods and procedures that are more appropriate for a public company.

         Proxies. Section 2.10 has been amended to clarify who is entitled to vote a proxy. The Board believes that this provision will avoid controversy and facilitate an orderly resolution of any question that may arise at the time of a shareholder meeting.

         Advance Notice of Business. New Section 2.11 requires prior notice of any business to be brought before a shareholder meeting by a shareholder. The Board believes the proposed procedure will facilitate orderly, efficient conduct of business at shareholder meetings. The proposal is not intended to deter shareholder participation.

         Number of Directors. Section 3.1 has been revised to remove the limit on number of Board members, provide more flexibility in adding directors between meetings, and to clarify the method of electing directors. Currently, the number of directors is limited to seven and all positions are filled. The Board feels it is both desirable and necessary to remove this limit because JDSTG has the right to appoint one additional director and because the Board desires the ability to add members who can contribute to the Company's management without requiring the resignation of current members of the Board.

                                   PROPOSAL 4

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         Grant Thornton LLP audited the Company's financial statements included in the Company's Form 10-KSB for the fiscal year ended September 30, 2001. The Board of Directors has appointed Grant Thornton LLP, independent auditors, to audit the financial statements of the Company for the fiscal year ending September 30, 2002. If the shareholders fail to ratify such appointment, we will select another firm to perform the required audit function. We expect a representative of Grant Thornton LLP to be present at the meeting to be available to respond to appropriate questions.

Fees paid to Grant Thornton LLP in connection with the audit of our financial statements for the year ended September 30, 2001 and for the review of our quarterly financial statements included in our reports on Form 10-QSB during the year totaled $65,000. No leased personnel were utilized by Grant Thornton LLP in connection with any audit services provided to us. Grant Thornton LLP did not render any professional services related to financial information systems design and implementation in fiscal 2001. The aggregate fees billed by Grant Thornton LLP for nonaudit related services rendered to the company during fiscal 2001, including fees for tax related services and compensation plan design, were $60,200.


                    PROPOSALS FOR FISCAL 2002 ANNUAL MEETING

         We currently anticipate the next annual meeting, for the fiscal year ending September 30, 2002 (the "2002 Annual Meeting"), will be held on or around February 25, 2003. If you wish to submit a proposal for inclusion in the proxy statement and proxy for shareholder action at the 2002 Annual Meeting, you must do so by sending the proposal and supporting statements, if any, to us no later than October 1, 2002.

         In addition, pursuant to the rules of the Securities and Exchange Commission, proxies solicited by our management for the 2002 Annual Meeting may grant management the authority to vote in its discretion on any proposal to be submitted by a shareholder otherwise than through inclusion in the proxy statement for the 2002 Annual Meeting, unless we have received notice of the shareholder proposal on or before December 10, 2002.

         If the shareholders approve new Section 2.11 of the Bylaws (See Proposal 3 in this Proxy Statement and Appendix B), a shareholder who wishes to bring any business before the 2002 Annual Meeting must give notice of that fact, plus the additional information required under Section 2.11, at least 90 days before the meeting.

                                       By Order of the Board of Directors


                                       William P. Flies
                                       Secretary

Dated:  January 23, 2002
Burnsville, Minnesota

A COPY OF OUR ANNUAL REPORT ON FORM 10-KSB IS ENCLOSED. AN ADDITIONAL COPY (WITHOUT EXHIBITS) WILL BE SENT WITHOUT CHARGE TO ANY SHAREHOLDER REQUESTING IT IN WRITING FROM: XATA CORPORATION, ATTENTION: JOHN G. LEWIS, CFO, 151 EAST CLIFF ROAD, SUITE 10, BURNSVILLE, MINNESOTA 55337.

                                   APPENDIX A

                                XATA CORPORATION


                            2002 LONG-TERM INCENTIVE
                                       AND
                                STOCK OPTION PLAN

TABLE OF CONTENTS

1.     Purpose of Plan............................................................................................1

2.     Stock Subject to Plan......................................................................................1

3.     Administration of Plan.....................................................................................1

4.     Eligibility................................................................................................2

5.     Price......................................................................................................3

6.     Term.......................................................................................................3

7.     Exercise of Option or Award................................................................................3

8.     Additional Restrictions....................................................................................4

9.     Alternative Stock Appreciation Rights......................................................................4

10.    Ten Percent Shareholder Rule...............................................................................4

11.    Non-Transferability........................................................................................4

12.    Restricted Stock Awards....................................................................................5

13.    Performance Awards.........................................................................................6

14.    Dilution or Other Adjustments..............................................................................6

15.    Amendment or Discontinuance of Plan........................................................................6

16.    Time of Granting...........................................................................................6

17.    Income Tax Withholding and Tax Bonuses.....................................................................6

18.    Effective Date and Termination of Plan.....................................................................7

19.    Automatic Grant of Non-Employee Director Options...........................................................7

                            2002 LONG-TERM INCENTIVE
                                       AND
                                STOCK OPTION PLAN



1.       PURPOSE OF PLAN.

         This Plan shall be known as the "XATA 2002 LONG-TERM INCENTIVE AND STOCK OPTION PLAN" and is hereinafter referred to as the "Plan". The purpose of the Plan is to aid in maintaining and developing personnel capable of assuring the future success of XATA Corporation, a Minnesota corporation (the "Company"), to offer such personnel additional incentives to put forth maximum efforts for the success of the business, and to afford them an opportunity to acquire a proprietary interest in the Company through stock options and other long-term incentive awards as provided herein. Options granted under this Plan may be either incentive stock options ("Incentive Stock Options") within the meaning of
Section 422 of the Internal Revenue Code of 1986 (the "Code"), or options which do not qualify as Incentive Stock Options. Awards granted under this Plan shall be stock appreciation rights ("SARs"), restricted stock or performance awards as hereinafter described.

2.       STOCK SUBJECT TO PLAN.

         Subject to the provisions of Section 14 hereof, the stock to be subject to options or other awards under the Plan shall be the Company's authorized Common Stock, par value $0.01 per share (the "Common Shares"). Such shares may be either authorized but unissued shares, or issued shares which have been reacquired by the Company. Subject to adjustment as provided in Section 14 hereof, the maximum number of shares on which options may be exercised or other award issued under this Plan shall be 400,000 shares. If an option or award under the Plan expires, or for any reason is terminated or unexercised with respect to any shares, such shares shall again be available for options or awards thereafter granted during the term of the Plan.

3.       ADMINISTRATION OF PLAN.

         (a) Except as provided in Section 3(d) hereof, the Plan shall be administered by the Board of Directors of the Company or a committee thereof. The members of any such committee shall be appointed by and serve at the pleasure of the Board of Directors. If no committee is appointed by the Board, the committee shall be comprised of all of the members of the Board of Directors. (The group administering the Plan shall hereinafter be referred to as the "Committee".)

         (b) The Committee shall have plenary authority in its discretion, but subject to the express provisions of the Plan: (i) to determine the purchase price of the Common Stock covered by each option or award, (ii) to determine the employees to whom and the time or times at which such options and awards shall be granted and the number of shares to be subject to each, (iii) to determine the form of payment to be made upon the exercise of an SAR or in connection with performance awards, either cash, Common Shares of the Company or a combination thereof, (iv) to determine the terms of exercise of each option and award, (v) to accelerate the time at which all or any part of an option or award may be exercised, (vi) to amend or modify the terms of any option or award with the consent of the optionee, (vii) to interpret the Plan, (viii) to prescribe, amend and rescind rules and regulations relating to the Plan, (ix) to determine the terms and provisions of each option and award agreement under the Plan (which agreements need not be identical), including the designation of those options intended to be Incentive Stock Options, and (x) to make all other determinations necessary or advisable for the administration of the Plan, subject to the exclusive authority of the Board of Directors under Section 15 herein to amend or terminate the Plan. The Committee's determinations on the foregoing matters, unless otherwise disapproved by the Board of Directors of the Company, shall be final and conclusive.

         (c) The Committee may select one of its members as its Chairman and shall holds its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum. All determinations of the Committee shall be made by not less than a majority of its members. Any decision or determination reduces to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held. The grant of an option or award shall be effective only if a written agreement shall have been duly executed and delivered by and on behalf of the Company following such grant. The Committee may appoint a Secretary and may make such rules and regulations for the conduct of its business as it shall deem advisable.

         (d) Section 19 of the Plan shall be administered by the President and the Chief Financial Officer, whose construction and interpretation of the terms and provisions of such Sections shall be final and conclusive; provided that the numbers of Common Shares subject to options granted to Non-Employee Directors (defined below) under Section 19, the timing of the grants of such options (except as provided in Section 19), the eligibility for such options, and the terms and conditions of such options, shall be automatic and non-discretionary in accordance with the terms of such Section.

4.       ELIGIBILITY.

         Incentive Stock options may only be granted under this Plan to any full or part-time employee (which term as used herein includes, but is not limited to, officers and directors who are also employees) of the Company and of its present and future subsidiary corporations (herein called "subsidiaries"). Full or part-time employees, non-employee members of the Board of Directors, and non-employee consultants, agents or independent contractors to the Company or one of its subsidiaries shall be eligible to receive options which do not qualify as Incentive Stock Options and awards. For purposes of Section 19 hereof, "Non-Employee Director," means any member of the Board of Directors who is not at the time of option grant an employee of the Company. Non-Employee Directors shall be eligible for discretionary grants and awards under the Plan in addition to automatic option grants under Section 19. In determining the persons to whom options and awards shall be granted and the number of shares subject to each, the Committee may take into account the nature of services rendered by the respective employees or consultants, their present and potential contributions to the success of the Company and such other factors as the Committee in its discretion shall deem relevant. A person who has been granted an option or award under this Plan may be granted additional options or awards under the Plan if the Committee shall so determine; provided, however, that for Incentive Stock Options, to the extent the aggregate fair market value (determined at the time the Incentive Stock Option is granted) of the Common Shares with respect to which all Incentive Stock Options are exercisable for the first time by an employee during any calendar year (under all plans described in subsection (d) of Section 422 of the Code of his employer corporation and its parent and subsidiary corporations) exceeds $100,000, such options shall be treated as options which do not qualify as Incentive Stock Options. Nothing in the Plan or in any agreement thereunder shall confer on any employee any right to continue in the employ of the Company or any of its subsidiaries or affect, in any way, the right of the Company or any of its subsidiaries to terminate his or her employment at the time.

5.       PRICE.

         The option price for all Incentive Stock Options granted under the Plan shall be determined by the Committee but shall not be less than 100% of the fair market value of the Common Shares at the date of grant of such option. The option price for options granted under the Plan which do not qualify as Incentive Stock Options and, if applicable, the price for all awards shall also be determined by the Committee and may be other than 100% of the fair market value of the Common Shares. For purposes of the preceding sentence and for all other valuation purposes under the Plan, the fair market value of the Common Shares shall be as reasonably determined by the Committee. If on the date of grant of any option or award hereunder the Common Shares are not traded on an established securities market, the Committee shall make a good faith attempt to satisfy the requirements of this Section 5 and in connection therewith shall take such action as it deems necessary or advisable.

6.       TERM.

         Each option and award and all rights and obligations thereunder shall expire on the date determined by the Committee and specified in the option or award agreement. The Committee shall be under no duty to provide terms of like duration for options or awards granted under the Plan, but the term of an Incentive Stock Option may not extend more than ten (10) years from the date of grant of such option and the term of options granted under the Plan which do not qualify as Incentive Stock Options may not extend more than fifteen (15) years from the date of granting of such option.

7.       EXERCISE OF OPTION OR AWARD.

         (a) The Committee shall have full and complete authority to determine whether an option or award will be exercisable in full at any time or from time to time during the term thereof, or to provide for the exercise thereof in such installments, upon the occurrence of such events (such as termination of employment for any reason) and at such times during the term of the option as the Committee may determine and specify in the option or award agreement.

         (b) The exercise of any option or award granted hereunder shall only be effective at such time that the sale of Common Shares pursuant to such exercise will not violate any state or federal securities or other laws.

         (c) An optionee or grantee electing to exercise an option or award shall give written notice to the Company of such election and of the number of shares subject to such exercise. The full purchase price of such shares shall be tendered with such notice of exercise. Payment shall be made to the Company in cash (including bank check, certified check, personal check, or money order), or, at the discretion of the Committee and as specified by the Committee, (i) by delivering certificates for the Company's Common Shares already owned by the optionee or grantee having a fair market value as of the date of grant equal to the full purchase price of the shares, (ii) by delivering a combination of cash and such shares, or (iii) by delivering (including by fax) to the Company or its designated agent an executed irrevocable option exercise form together with irrevocable instructions to a broker-dealer to sell or margin the Common Shares and deliver the sale or margin loan proceeds directly to the Company to the extent required to pay the option exercise price.

         (d) The fair market value of the Common Shares which are tendered in payment of the exercise price shall be determined as provided in Section 5 herein.

         (e) Until such person has been issued the shares subject to such exercise, he or she shall possess no rights as a shareholder with respect to such shares.

8.       ADDITIONAL RESTRICTIONS.

         The Committee shall have full and complete authority to determine whether all or any part of the Common Shares of the Company acquired upon exercise of any of the options or awards granted under the Plan shall be subject to restrictions on the transferability thereof or any other restrictions affecting in any manner the optionee's or grantee's rights with respect thereto, but any such restriction shall be contained in the agreement relating to such options or awards.

9.       ALTERNATIVE STOCK APPRECIATION RIGHTS.

         (a) Grant. At the time of grant of an option or award under the Plan (or at any other time), the Committee, in its discretion, may grant a Stock Appreciation Right ("SAR") evidenced by an agreement in such form as the Committee shall from time to time approve. Any such SAR may be subject to restrictions on the exercise thereof as may be set forth in the agreement representing such SAR which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan.

         (b) Exercise. An SAR shall be exercised by the delivery to the Company of a written notice which shall state that the holder thereof elects to exercise his or her SAR as to the number of shares specified in the notice and which shall further state what portion, if any, of the SAR exercise amount (hereinafter defined) the holder thereof requests be paid to in cash and what portion, if any, is to be paid in Common Shares of the Company. The Committee promptly shall cause to be paid to such holder the SAR exercise amount either in cash, in Common Shares of the Company, or any combination of cash and shares as the Committee may determine. Such determination may be either in accordance with the request made by the holder of the SAR or in the sole and absolute discretion of the Committee. The SAR exercise amount is the excess of the fair market value of one share of the Company's Common Shares on the date of exercise over the per share exercise price in respect of which the SAR was granted, multiplied by the number of shares as to which the SAR is exercised. For the purposes hereof, the fair market value of the Company's shares shall be determined as provided in
Section 5 herein.

10.      TEN PERCENT SHAREHOLDER RULE.

         Notwithstanding any other provision in the Plan, if at the time an option is granted pursuant to the Plan the optionee owns directly or indirectly (within the meaning of Section 425(d) of the Code) Common Shares of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its parent or subsidiary corporations, if any (within the meaning of Section 422(b)(6) of the Code), then any Incentive Stock Option to be granted to such optionee pursuant to the Plan shall satisfy the requirements of Section 422(c)(6) of the Code, and the option price shall be not less than 110% of the fair market value of the Common Shares of the Company determined as described herein, and such option by its terms shall not be exercisable after the expiration of five (5) years from the date such option is granted.

11.      NON-TRANSFERABILITY.

         No Incentive Option granted under the Plan shall be transferable by an optionee, otherwise than by will or the laws of descent or distribution. Except as otherwise provided in an option or award agreement, during the lifetime of an optionee or grantee, the option shall be exercisable only by such optionee or grantee.

12.      RESTRICTED STOCK AWARDS.

Awards of Common Shares subject to forfeiture and transfer restrictions may be granted by the Committee. Any restricted stock award shall be evidenced by an agreement in such form as the Committee shall from time to time approve, which agreement shall comply with and be subject to the following terms and conditions and any additional terms and conditions established by the Committee that are consistent with the terms of the Plan:

         (a) Grant of Restricted Stock Awards. Each restricted stock award made under the Plan shall be for such number of Common Share as shall be determined by the Committee and set forth in the agreement containing the terms of such restricted stock award. Such agreement shall set forth a period of time during which the grantee must remain in the continuous employment of the Company in order for the forfeiture and transfer restrictions to lapse. If the Committee so determines, the restrictions may lapse during such restricted period in installments with respect to specified portions of the shares covered by the restricted stock award. The agreement may also, in the discretion of the Committee, set forth performance or other conditions that will subject the Common Shares to forfeiture and transfer restrictions. The Committee may, at its discretion, waive all or any part of the restrictions applicable to any or all outstanding restricted stock awards.

         (b) Delivery of Common Shares and Restrictions. At the time of a restricted stock award, a certificate representing the number of Common Shares awarded thereunder shall be registered in the name of the grantee. Such certificate shall be held by the Company or any custodian appointed by the Company for the account of the grantee subject to the terms and conditions of the Plan, and shall bear such a legend setting forth the restrictions imposed thereon as the Committee, in its discretion, may determine. The grantee shall have all rights of a shareholder with respect to the Common Shares, including the right to receive dividends and the right to vote such shares, subject to the following restrictions: (i) the grantee shall not be entitled to delivery of the stock certificate until the expiration of the restricted period and the fulfillment of any other restrictive conditions set forth in the restricted stock agreement with respect to such Common Shares; (ii) none of the Common Shares may be sold, assigned, transferred, pledged, hypothecated or otherwise encumbered or disposed of during such restricted period or until after the fulfillment of any such other restrictive conditions; and (iii) except as otherwise determined by the Committee, all of the Common Shares shall be forfeited and all rights of the grantee to such Common Shares shall terminate, without further obligation on the part of the Company, unless the grantee remains in the continuous employment of the Company for the entire restricted period in relation to which such Common Shares were granted and unless any other restrictive conditions relating to the restricted stock award are met. Any Common Shares, any other securities of the Company and any other property (except for cash dividends) distributed with respect to the Common Shares subject to restricted stock awards shall be subject to the same restrictions, terms and conditions as such restricted Common Shares.

         (c) Termination of Restrictions. At the end of the restricted period and provided that any other restrictive conditions of the restricted stock award are met, or at such earlier time as otherwise determined by the Committee, all restrictions set forth in the agreement relating to the restricted stock award or in the Plan shall lapse as to the restricted Common Shares subject thereto, and a stock certificate for the appropriate number of Common Shares, free of the restrictions and the restricted stock legend, shall be delivered to the grantee or his beneficiary or estate, as the case may be.

13.      PERFORMANCE AWARDS.

         The Committee is further authorized to grant Performance awards. Subject to the terms of this Plan and any applicable award agreement, a Performance award granted under the Plan (i) may be denominated or payable in cash, Common Shares (including, without limitation, restricted stock), other securities, other awards, or other property and (ii) shall confer on the holder thereof rights valued as determined by the Committee, in its discretion, and payable to, or exercisable by, the holder of the Performance awards, in whole or in part, upon the achievement of such performance goals during such performance periods as the Committee, in its discretion, shall establish. Subject to the terms of this Plan and any applicable award agreement, the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance award granted, and the amount of any payment or transfer to be made by the granter and by the Company under any Performance award shall be determined by the Committee.

14.      DILUTION OR OTHER ADJUSTMENTS.

         If there shall be any change in the Common Shares through merger, consolidation, reorganization, recapitalization, dividend in the form of stock (of whatever amount), stock split or other change in the corporate structure, appropriate adjustments in the Plan and outstanding options and awards shall be made by the Committee. In the event of any such changes, adjustments shall include, where appropriate, changes in the aggregate number of shares subject to the Plan, the number of shares and the price per share subject to outstanding options and awards and the amount payable upon exercise of outstanding awards, in order to prevent dilution or enlargement of option or award rights.

15.      AMENDMENT OR DISCONTINUANCE OF PLAN.

         The Board of Directors may amend or discontinue at any time. Subject to the provisions of Section 14 no amendment of the Plan, however, shall without shareholder approval: (i) increase the maximum number of shares under the Plan as provided in Section 2 herein, (ii) decrease the minimum price provided in
Section 5 herein, (iii) extend the maximum term under Section 6, or (iv) modify the eligibility requirements for participation in the Plan. The Board of Directors shall not alter or impair any option or award theretofore granted under the Plan without the consent of the holder of the option or award.

16.      TIME OF GRANTING.

         Nothing contained in the Plan or in any resolution adopted or to be adopted by the Board of Directors or by the shareholders of the Company, and no action taken by the Committee or the Board of Directors (other than the execution and delivery of an option or award agreement), shall constitute the granting of an option or award hereunder.

17.      INCOME TAX WITHHOLDING AND TAX BONUSES.

         (a) In order to comply with all applicable federal or state income tax laws or regulations, the Company may take such action as it deems appropriate to ensure that all applicable federal or state payroll, withholding, income or other taxes, which are the sole and absolute responsibility of an optionee or grantee under the Plan, are withheld or collected from such optionee or grantee. In order to assist an optionee or grantee in paying all federal and state taxes to be withheld or collected upon exercise of an option or award which does not qualify as an Incentive Stock Option hereunder, the Committee, in its absolute discretion and subject to such additional terms and conditions as it may adopt, shall permit the optionee or grantee to satisfy such tax obligation by (i) electing to have the Company withhold a portion of the shares otherwise to be delivered upon exercise of such option or award with a fair market value, determined in accordance with Section 5 herein, equal to such taxes or (ii) delivering to the Company Common Shares other than the shares issuable upon exercise of such option or award with a fair market value, determined in accordance with Section 5, equal to such taxes.

         (b) The Committee shall have the authority, at the time of grant of an option under the Plan or at any time thereafter, to approve tax bonuses to designated optionee or grantees to be paid upon their exercise of options or awards granted hereunder. The amount of any such payment shall be determined by the Committee. The Committee shall have full authority in its absolute discretion to determine the amount of any such tax bonus and the terms and conditions affecting the vesting and payment thereafter.

18.      EFFECTIVE DATE AND TERMINATION OF PLAN.

         (a) The Plan was approved by the Board of Directors effective December 7, 2001 and by the shareholders of the Company on _______________, 2002.

         (b) Unless the Plan shall have been discontinued as provided in Section 14 hereof, the Plan shall terminate ___________________, 2011. No option or award may be granted after such termination, but termination of the Plan shall not, without the consent of the optionee or grantee, alter or impair any rights or obligations under any option or award theretofore granted.

19.      AUTOMATIC GRANT OF NON-EMPLOYEE DIRECTOR OPTIONS.

         Pursuant to this Section 19, each Non-Employee Director elected or re-elected to the Board on or after the date of the annual meeting of shareholders held in 2002 shall be granted automatically an option to purchase 5,000 Common Shares on the next business day following the annual shareholder meeting (as to each, a "Director Grant Date") at which such director is elected or re-elected. Notwithstanding the foregoing, if on the scheduled Director Grant Date, the President determines, in his discretion, that the Company is in possession of material, undisclosed information, then the grant of options will be suspended until the third day after public dissemination of such information. The President may only suspend the grant; the amount and other terms of the grant will remain as set forth in the Plan, with the exercise price of the option to be determined in accordance with the Plan on the date the option is finally granted.

         Each option granted under this Section to a Non-Employee Director shall be evidenced by an agreement, in a form approved by the President. Such agreement shall contain the following terms and conditions:

         a. Term. Each option granted under Section 19 to a Non-Employee Director shall have a term of five years and shall be immediately exercisable as to all Common Shares; provided, however that no shares of Common stock issued upon the exercise of an option may be sold or otherwise disposed of until six months after the Director Grant Date of the option.

         b. Exercise Price. The exercise price per share of options granted under Section 19 shall be 100% of the fair market value of one Common Share on the Director Grant Date. For these purposes, "fair market value" shall mean the average of the reported high and low sale prices of the Common Shares, as reported on the Nasdaq National Market or Nasdaq SmallCap Market on the Director Grant Date.

         c. Compliance with SEC Regulations. It is the Company's intent that the provisions of Sections 19 and 19A comply in all respects with
               Section 16 of the Securities Exchange Act of 1934 (the "1934 Act") and any regulations promulgated thereunder, including Rule 16b-3. If any provision of Section 19 is found not to be in compliance with the Rule, the provision shall be deemed null and void. All grants and exercises of options granted under Section 19 shall be executed in accordance with the requirements of
               Section 16 of the 1934 Act, as amended, and any regulations promulgated thereunder.

         d. Tax Status. All options granted pursuant to Section 19 shall be nonqualified options which are not intended to be, and do not qualify as, incentive stock options described in Section 422 of the Internal Revenue Code of 1986, as amended.

                                   APPENDIX B

                          Proposed Amendments to Bylaws


Current version of Section 2.3:

                  Section 2.3. Special Meetings. Special meetings of the shareholders may be held for any purpose or purposes, unless otherwise prescribed by statute. Such a meeting may be called by the President/Chief Executive Officer, the Chief Financial Officer or two or more directors and shall be called by the President/Chief Executive Officer at the request in writing of shareholders owning not less than ten percent (10%) or more of the voting stock of the corporation.

SECTION 2.3, AS AMENDED:

                  Section 2.3. Special Meetings. Special meetings of the shareholders may be held at any time and for any purpose and may be called by the President/Chief Executive Officer, Chief Financial Officer, any two or more directors, or at the request in writing of a shareholder or shareholders holding ten percent (10%) or more of the shares entitled to vote (except that a special meeting for the purpose of considering any action to directly or indirectly effect a business combination, including any action to change or otherwise affect the composition of the Board of Directors for that purpose, must be requested by shareholders holding not less than twenty-five percent (25%) of all shares of the corporation entitled to vote). A shareholder request for a special meeting must be in writing, addressed to the President/Chief Executive Officer or the Chief Financial Officer of the corporation, and must specify the purposes of such meeting.


Current version of Section 2.5:

                  Section 2.5. Record Date. The determination of shareholders entitled to vote at a regular or special meeting shall be made on the date fixed by the Board of Directors for closing of the books of the corporation. If no date is fixed by the Board, the date for such determination shall be the date five (5) days before the date of such meeting.

SECTION 2.5, AS AMENDED:

                  Section 2.5. Closing of Transfer Books; Record Date. The Board of Directors may close the stock transfer books of the corporation for a period not exceeding sixty (60) days preceding the date of any meeting of shareholders or the date for payment of any dividend or the date for the allotment of rights or the date when any change or conversion or exchange of capital stock shall go into effect. In lieu of closing the stock transfer books as aforesaid, the Board of Directors may fix in advance a date, not exceeding sixty (60) days preceding the date for payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, as a record date for the determination of the shareholders entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion, or exchange of capital stock, and in such case such shareholders and only such shareholders shall be shareholders of record on the date so fixed and shall be entitled to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, as the case may be, notwithstanding any transfer of any stock on the books of the corporation after any such record date fixed as aforesaid. If the Board of Directors fails to fix such a record date the record date shall be the twentieth (20th) day preceding the date of payment or allotment.


Current version of Section 2.10:

                  Section 2.10. Proxies. At all meetings of shareholders, a shareholder may vote by proxy executed in writing by the shareholder or by his duly authorized attorney-in-fact. Such proxy shall be filed with the Secretary of the corporation at or before the time of the meeting. A proxy shall be valid for the period specified in the proxy or, if no expiration date is provided in the proxy, for a period not to exceed eleven months from the date of its execution. A proxy's authority shall not be revoked by the death or incapacity of the maker unless, before the vote is cast and the authority exercised, written notice of such death or incapacity is given to the corporation.

SECTION 2.10, AS AMENDED:

                  Section 2.10. Proxies. At any meeting of the shareholders, any shareholder may be represented and vote by a proxy or proxies appointed by an instrument in writing and filed with the Secretary at or before the meeting. An appointment of a proxy or proxies for shares held jointly by two or more shareholders is valid if signed by any one of them, unless and until the corporation receives from any one of those shareholders written notice denying the authority of such other person or persons to appoint a proxy or proxies or appointing a different proxy or proxies. In the event that any instrument shall designate two or more persons to act as proxies, a majority of such persons present at the meeting, or if only one shall be present then that one, shall have and may exercise all of the proxies so designated unless the instrument shall otherwise provide. If the proxies present at the meeting are equally divided on an issue, the shares represented by such proxies shall not be voted on such issue.

                  A proxy granted by an entity shall be valid if signed by a person who is an executive officer (or equivalent) of such entity or any person specifically authorized to do so in a resolution of the governing body of such entity. A proxy granted to an entity may be exercised by a person who is an executive officer (or equivalent) of such entity or any person specifically authorized to do so in a resolution of the governing body of such entity.

                  No proxy shall be valid after the expiration of eleven (11) months from the date of its execution unless coupled with an interest or unless the person executing it specifies therein the length of time for which it is to continue in force, which in no case shall exceed three (3) years from the date of its execution. Subject to the above, any duly executed proxy shall continue in full force and effect and shall not be revoked unless written notice of its revocation or a duly executed proxy bearing a later date is filed with the Secretary of the corporation. A proxy's authority shall not be revoked by the death or incapacity of the maker unless, before the vote is cast and the authority exercised, written notice of such death or incapacity is given to the corporation.

NEW SECTION 2.11:

                  Section 2.11. Advance Notice of Business. At any regular or special meeting of shareholders, only such business shall be conducted as shall have been brought before the meeting (a) by or at the direction of the Board of Directors or (b) by any shareholder of the corporation who complies with the notice procedures set forth in this Section. For business to be properly brought before any regular or special meeting by a shareholder, the shareholder must have given timely notice thereof in writing to the Secretary of the corporation. To be timely, a shareholder's notice of any such business to be conducted at an annual meeting must be delivered to the Secretary, or mailed and received at the principal executive office of the corporation, not less than 90 days prior to the first anniversary date of the prior year's annual meeting. If, however, the date of the annual meeting of shareholders is more than 30 days before or after such anniversary date, notice by a shareholder shall be timely only if so delivered, or so mailed and received, not less than 90 days before such annual meeting or, if later, within 10 days after the first public announcement of the date of such annual meeting. "Public announcement" means disclosure (i) when made in a press release reported by the Dow Jones News Service, Associated Press, or comparable national news service, (ii) when filed in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to
         Section 13, 14 or 15 (d) of the Securities Exchange Act of 1934, as amended, or (iii) when mailed as the notice of the meeting pursuant to these Bylaws.

                  If a special meeting of shareholders of the corporation is called for any purpose other than electing Directors, or if a regular meeting other than an annual meeting is held, for a shareholder's notice of any such business to be timely it must be delivered to the Secretary, or mailed and received at the principal executive office of the corporation, not less than 90 days before such special meeting or such regular meeting, or, if later, within 10 days after the first public announcement of the date of such special meeting or such regular meeting. Except to the extent otherwise required by law, the adjournment of a regular or special meeting of shareholders shall not commence a new time period for the giving of a shareholder's notice as required above.

                  A shareholder's notice to the Secretary shall set forth as to each matter the shareholder proposes to bring before the regular or special meeting (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (b) the name and address, as they appear on the corporation's books, of the shareholder proposing such business, (c) the class and number of shares of the corporation which are beneficially owned by the shareholder and (d) any material interest of the shareholder in such business.

                  Notwithstanding anything in these Bylaws to the contrary, no business shall be conducted at any regular or special meeting except in accordance with the procedures set forth in this Section and, as an additional limitation, the business transacted at any special meeting shall be limited to the purposes stated in the notice of the special meeting.

                  The Chairman of the meeting shall, if the facts warrant, determine that business was not properly brought before the meeting in accordance with the provisions of this Section and, if the Chairman should so determine, the Chairman shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted.

Current version of Section 3.1:

                  Section 3.1. Election of Directors. The business and affairs of this corporation shall be managed by its Board of Directors. The number of directors shall be the number last elected by a majority vote of the shareholders or by the Board of Directors, which number shall not be less than one (1) nor more than seven (7) directors. Directors need not be shareholders. Each of the directors shall hold office until the regular meeting of the shareholders next held after his election, until a successor shall have been elected and shall qualify, or until he shall resign or shall have been removed as hereinafter provided.

SECTION 3.1, AS AMENDED:

                  Section 3.1. Election of Directors. The number of Directors that shall constitute the whole Board shall be at least one (1). In the absence of a resolution of the shareholders or the Directors, the number of Directors shall be the number last fixed by the shareholders or the Directors; provided, however, that the Board of Directors may not decrease the number of Directors. Directors need not be shareholders. Each of the Directors shall hold office until the next succeeding annual meeting of shareholders and until his successor shall have been duly elected and qualified, or until his earlier resignation or removal from office as hereinafter provided. In the event that any person standing for election as director receives the affirmative vote of less than 50% of the shares present and entitled to vote at the meeting in the election of Directors, by person or by proxy, such position shall be eliminated and the number of directors to be elected shall be reduced accordingly; provided, however, that the number of directors shall not be less than one (1) and the nominee receiving the most votes, even though less than a majority, shall be elected as a Director of the corporation.

                                XATA CORPORATION

                         ANNUAL MEETING OF SHAREHOLDERS

                           TUESDAY, FEBRUARY 26, 2002
                                    3:00 P.M.

                       HILTON MINNEAPOLIS/ST. PAUL AIRPORT
                              3800 EAST 80TH STREET
                             BLOOMINGTON, MINNESOTA
















[XATA LOGO}  XATA CORPORATION
             151 EAST CLIFF ROAD, SUITE 10
             BURNSVILLE, MN 55337                                          PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

The undersigned, having received the Notice of Annual Meeting and Proxy Statement dated January 23, 2002, hereby appoints each of Richard L. Bogen and John G. Lewis as proxy, with full power of substitution, to vote all of the shares of Common Stock which the undersigned would be entitled to vote if personally present at the Annual Meeting of Shareholders of XATA Corporation to be held on Tuesday, February 26, 2002 at 3:00 p.m. at the Hilton Minneapolis/St. Paul Airport, 3800 East 80th Street, Bloomington, Minnesota, or at any adjournment thereof, upon any and all matters which may properly be brought before the meeting or adjournment thereof, hereby revoking all former proxies.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE, FOR THE ADOPTION OF PROPOSALS 2, 3, AND 4, AND IN THE DISCRETION OF THE PROXY HOLDER ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.








                      SEE REVERSE FOR VOTING INSTRUCTIONS.

----------------------------------------------------------------------------------------------------------------------------------

                                  THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1, 2 AND 3.

1. Election of Directors   01 William P. Flies     05 Stephen A. Lawrence     [ ]  FOR ALL NOMINEES
   duly nominated:         02 Carl M. Fredericks   06 Barry D. Batcheller
                           03 Richard L. Bogen     07 Charles L. Stamp, Jr.
                           04 Roger W. Kleppe
                                                                               --------------------------------------------------
(INSTRUCTIONS:  TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,      |                                                  |
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE SPACE PROVIDED TO THE RIGHT.)    |                                                  |
                                                                               --------------------------------------------------


                                                       - Please fold here -


2. Adoption of 2002 Long-Term Incentive and Stock Option Plan.                [ ]  FOR          [ ]  AGAINST          [ ]  ABSTAIN

3. Amendments to Bylaws.                                                      [ ]  FOR ALL AMENDMENTS (see instructions below)
   01  Section 2.3  Special Meetings
   02  Section 2.5  Record Date                                               [ ]  AGAINST ALL AMENDMENTS
   03  Section 2.10 Proxies
   04  Section 2.11 Advance Notice of Business                                [ ]  ABSTAIN
   05  Section 3.1  Number of Directors
                                                                               --------------------------------------------------
(INSTRUCTIONS:  TO VOTE FOR SOME BUT NOT ALL AMENDMENTS, INSERT IN THE        |                                                  |
SPACE TO THE RIGHT THE NUMBER(S) OF THE AMENDMENTS WHICH YOU VOTE AGAINST.)   |                                                  |
                                                                               --------------------------------------------------

4. Ratification of appointment of Grant Thornton LLP as the independent       [ ]  FOR          [ ]  AGAINST          [ ]  ABSTAIN
   auditors of the Company for the year ending September 30, 2002.

5. The authority to vote, in his discretion, on all other business that       [ ]  GRANTED      [ ]  WITHHELD
   may properly come before the meeting.

I will  [ ] / will not  [ ] attend the Annual Meeting.                        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY
                                                                              PROMPTLY USING THE ENCLOSED ENVELOPE.

Address change? Mark Box [ ]
Indicate changes below:                                                       Dated: _______________________________________, 2002

                                                                              No. of Shares _________________
                                                                               --------------------------------------------------
                                                                              |                                                  |
                                                                              |                                                  |
                                                                              |                                                  |
                                                                               --------------------------------------------------
                                                                              Signature(s) in Box

                                                                              PLEASE SIGN exactly as name appears below. When
                                                                              shares are held by joint tenants, both should sign.
                                                                              If signing as attorney, executor, administrator,
                                                                              trustee or guardian, please give full title as such.
                                                                              If a corporation, please sign in full corporate name
                                                                              by president or authorized officer. If partnership,
                                                                              please sign in partnership name by an authorized
                                                                              person.

----------------------------------------------------------------------------------------------------------------------------------